EXHIBIT 23(i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 28, 1996 included in Choice Hotels Holdings, Inc.'s Form 10/A-4 dated October 10, 1996 and to all references to our Firm included in this registration statement.



                                          /s/Arthur Andersen LLP
                                          -----------------------------
                                          ARTHUR ANDERSEN LLP




















Washington, D.C.
October  15, 1996